SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 15, 1996
                        --------------------------------
                       (Date of earliest event reported)


                         SECURITY PACIFIC NATIONAL BANK,
           (now Bank of America National Trust & Savings Association)
                    as Servicer of certain home equity loans
                     conveyed to a trust which trust issued
                 SPNB Home Equity Loan Asset Backed Certificates
                      (the "Certificates"), Series 1991-2,
                                     Class B
- -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           U.S.A.                    0-19413                95-2772475
- -------------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (I.R.S. Employer
 of incorporation)                 File Number)       Identification Number)


Bank of America NT&SA
As Successor by Merger to
Security Pacific National Bank
555 California Street
San Francisco, California                                              94104
- -------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (415) 622-3530
              (Registrant's telephone number, including area code)

     ITEM 5.  OTHER EVENTS

          (a) On July 15, 1996, Bank of America NT&SA, successor by merger to Security Pacific National Bank, as Paying Agent (the
                "Paying Agent"), made a distribution to Holders of Certificates pursuant to Article 5 of the Pooling and Servicing Agreement dated as of July 1, 1991 between Security Pacific National Bank, as Seller and Servicer, and The First National Bank of Chicago, as Trustee (the "Pooling and Servicing Agreement"). A copy of the Pooling and Servicing Agreement was filed as Exhibit 4.1 on Form 8-A of the Registration Statement of Security Pacific National Bank, as Servicer of certain home equity loans conveyed to a trust which trust issued the Certificates on July 31, 1991. Section
                5.03 of the Pooling and Servicing Agreement provides that with each distribution of principal and interest to Holders of Certificates, the Servicer will prepare and include a statement setting forth information with respect to the Certificates and the distribution (the "Monthly Statement"). A copy of the Monthly Statement for July 1996 is attached hereto as Exhibit 21.60.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

     Exhibit
     Number      Description
     -------     -----------

     21.60       Monthly Statement for July 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  SECURITY PACIFIC NATIONAL BANK, as Servicer,
               By Bank of America NT&SA, as Successor by Merger,
                SPNB Home Equity Loan Asset Backed Certificates,
                            Series 1991-2, Class B.
                                  (Registrant)

Date:  July 15, 1996

                                    By /s/ JOSEPH COLLINS
                                       ------------------
                                       Joseph Collins
                                       Vice President